EXHIBIT 99.1


NEWS RELEASE

COMPUWARE CORPORATION                                           COMPUWARE [LOGO]
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Corporate Headquarters
One Campus Martius o Detroit, MICHIGAN 48226
(313) 227-7300

For Immediate Release
July 10, 2007

          Compuware Corporation Announces Preliminary Financial Results

DETROIT--July 10, 2007--Compuware Corporation (NASDAQ: CPWR) today announced preliminary financial results for its first quarter ended June 30, 2007.

Compuware expects fiscal 2008 first quarter total revenue of approximately $278 million, based on software license revenues of approximately $47 million, maintenance revenue of approximately $113.5 million and professional services revenue of approximately $117.5 million. The company expects break-even earnings per share this quarter.

"I'm extremely  disappointed  in the company's  performance  this quarter," said
Compuware Chairman and CEO Peter Karmanos, Jr. "Compuware's comprehensive evaluation and restructuring of its business--while vital to the company's long-term ability to grow--distracted sales efforts during the quarter. Further compounding this issue, restructuring costs reduced net income for the quarter by $.04 per share. As the fiscal year progresses, I expect Compuware's transformational efforts to gain traction and to provide excellent leverage for improved results."

Compuware also announced today that President and Chief Operating Officer of Products, Hank Jallos, has resigned from his role at the company, effective immediately. In the near term, Mr. Karmanos will work closely with the product sales management team to improve results and to ensure a smooth transition in sales efforts.

The company will host a conference call to discuss its preliminary results at 5:00 p.m. Eastern time (21:00 GMT) today. Compuware will announce final results for its first quarter on July 26, 2007.

Compuware Corporation

Compuware Corporation (NASDAQ: CPWR) is a world leader in delivering software and services that enable businesses to manage their enterprises and maximize the value of their IT assets. Compuware solutions accelerate the development, improve the quality and enhance the performance of business-driving applications. Founded in 1973, Compuware serves the world's leading IT organizations, including more than 90 percent of the Fortune 100 companies. Learn more about Compuware at http://www.compuware.com/.

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Conference Call Information

Compuware will host a conference call today to discuss these results at 5:00 p.m. Eastern time (21:00 GMT). Interested parties from the United States should call 800-230-1092. For international access, the conference call number is +1-612-332-0107.

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Compuware Corporation Announces Preliminary Financial Results
July 10, 2007

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 880488. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site at http://www.compuware.com/.

Press Contact

Lisa   Elkin,   Vice   President,   Communications   and   Investor   Relations,
+1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.



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